SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    October 11, 1996
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                      BUREAU OF ELECTRONIC PUBLISHING, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-13890                22-2894444
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(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)                File Number)        Identification No.)


   619 Alexander Road, Princeton, New Jersey                        08540
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (609) 514-1600
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events.

                  The information contained herein may contain forward looking statements that are based on current expectations of Bureau of Electronic Publishing, Inc. (the "Company") that involve a number of risks and uncertainties and such forward looking statements should not be considered guarantees of future performance. These statements are made under the "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995. The factors that could cause actual results to differ materially from the forward looking statements include the impact of competitive products and pricing, product demand and market acceptance risks, the presence of competitors with greater financial resources than the Company and an inability to arrange additional debt or equity financing.

                  On October 11, 1996, the Company issued the following press release:

                THYNX (NASDAQ:BEPI) ANNOUNCES REDUCTION IN STAFF

                  PRINCETON, NJ --- October 11, 1996 -- Bureau of Electronic Publishing Inc. (NASDAQ:BEPI) d/b/a Thynx, announced today the layoff of 16 of its 28 employees.

                  Elliott Eisenberg, Chief Operating Officer, said the reduction was due to disappointing sales results and a decision was made to redirect the Company's efforts. "We intend to enhance shareholder value by focusing our efforts upon the building of profitable lines of business via internal development and acquisition," said Eisenberg.



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Item 6.  Resignations of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not applicable.

Item 8.  Change in Fiscal Year.

                  Not applicable.



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BUREAU OF ELECTRONIC PUBLISHING, INC.




Date: October 22, 1996                By:  /s/ Brent J. Subkowsky
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                                         Name: Brent J. Subkowsky
                                         Title: Controller and Secretary



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